January 26, 1999

                           PIONEER SMALL COMPANY FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 27, 1998
           (SUPERSEDES SUPPLEMENTS DATED MAY 12 AND OCTOBER 14, 1998)


The following information supplements the corresponding section in the Prospectus. Please consult the Prospectus for the full text of the revised section.

III.     INVESTMENT OBJECTIVE AND POLICIES

         The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation, the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

         The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund will not invest in other investment companies for which Pioneer or any of its affiliates act as an investment adviser or distributor.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

IV.      MANAGEMENT OF THE FUND

The following replaces the fourth, fifth and sixth paragraphs:

        Ms. Theresa A. Hamacher, chief investment officer of Pioneer Investments since September 1, 1998, has general responsibility for Pioneer Investments' investment operations. Ms. Hamacher joined Pioneer Investments in 1997 and has been an investment professional since 1984. Mr. David Tripple, who formerly served as chief investment officer, continues as president of Pioneer Investments and executive vice president of all the Pioneer mutual funds.

         Day-to-day management of the Fund is the responsibility of Todd E. Grady, a vice president of Pioneer Investments and the Fund, who has managed the fund's investments since January 1997 (with an assistant portfolio manager from May 1998 to January 1999). Mr. Grady joined Pioneer Investments in 1993 and has been an investment professional since 1989.

         Mr. Grady is assisted by a team of managers and analysts which does research for and oversees the management of several funds with similar investment objectives. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.


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VII.     HOW TO BUY FUND SHARES

CLASS B SHARES

These sentences replace the second sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.

This sentence replaces the first sentence of the fifth paragraph:

         Class B shares will automatically convert into Class A shares at the beginning of the month (or the calendar quarter for purchases made prior to October 1, 1998) that is eight years after the purchase date, except as noted below.

CLASS C SHARES

These sentences replace the first sentence of the second paragraph:

         For the purpose of determining the number of years from the time of any purchase after September 30, 1998, all payments during a month will be aggregated and deemed to have been made on the first day of that month. For the purpose of determining the number of years from the time of any purchase made prior to October 1, 1998, all payments during a calendar quarter will be aggregated and deemed to have been made on the first day of that quarter.



                                                                       0199-6155
                                             (C) Pioneer Funds Distributor, Inc.